UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Renaissance Capital Growth & Income Fund III, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Renaissance Capital Growth & Income Fund III, Inc.
8080 North Central Expressway, Suite 210, LB-59
Dallas, Texas 75206-1857

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2009

TO THE SHAREHOLDERS OF RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (the “Fund”), will be held at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, on Friday, May 15, 2009, at 8:00 a.m., local time, for the following purposes:

(1)	To elect one (1) Class Two Director of the Fund, to hold office for a term of three (3) years or until his successor is elected and qualified;

(2)	To ratify the appointment by the Fund’s Board of Directors of KBA Group LLP as the auditor of the Fund for the fiscal year ending December 31, 2009;

(3)
To consider and vote upon a proposal to authorize the Board to withdraw the Fund’s election to be treated as a business development company (the “BDC Election”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a registered closed-end investment company;

(4)
To approve an amendment to the Fund’s Restated Articles of Incorporation in order to change the name of the Fund from Renaissance Capital Growth & Income Fund III, Inc. to RENN Global Entrepreneurs Fund, Inc. provided that the withdrawal of the Fund’s BDC Election is approved by the Fund’s shareholders; and

(5)	To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

A copy of the Fund’s Annual Report to Shareholders for 2008 is enclosed for your review.

The close of business on March 16, 2009 has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment. The enclosed proxy is being solicited on behalf of the Board.

You are cordially invited to attend the Annual Meeting. You may vote your shares (1) in person at the Annual Meeting, (2) by telephone, (3) via the Internet or (4) by completing, signing, dating and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope.  Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card.  You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting.  Prompt response by our shareholders will reduce the time and expense of solicitation.

By Order of the Board of Directors

/s/ BARBE BUTSCHEK

Barbe Butschek, Secretary

Dallas, Texas
March 27, 2009

This is an important meeting regarding the future operations of the Fund. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2009:  The Proxy Statement and Annual Report to Shareholders are available at www.rencapital.com.

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
PROXY STATEMENT
For
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Friday, May 15, 2009

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (the “Fund”).  The Fund’s Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 15, 2009, at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, at 8:00 a.m., local time, and at any adjournment(s).  This Proxy Statement is first being sent to shareholders on or about March 27, 2009.

The accompanying proxy card is designed to permit each shareholder to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement.  When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly.  If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR (i) the election of one (1) Class Two Director, (ii) the ratification of the appointment of KBA Group LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2009, (iii) the grant of authorization to the Board to withdraw the Fund’s election to be treated as a business development company (the “BDC Election”) pursuant to Section 54(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and to continue operations as a registered closed-end investment company, and (iv) the amendment to the Restated Articles of Incorporation of the Fund (the “Articles”) to change the name of the Fund to RENN Global Entrepreneurs Fund, Inc.

The Board of Directors encourages the shareholders to attend the Annual Meeting in person.  Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting and to vote in person.  Any shareholder who has given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person.  No revocation notice or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the Annual Meeting.  Revocation will not affect a vote on any matters taken prior to the receipt of the revocation.  Mere attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Fund and officers, directors and regular employees of RENN Capital Group, Inc., the investment adviser to the Fund (“RENN Group”), may solicit the return of proxies by personal interview, mail, telephone and facsimile.  These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses.  After the date of this Proxy Statement, but prior to the date of the Annual Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated.  Brokerage houses and other custodians, nominees and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares.  The Fund will pay all costs of solicitation.

The Fund’s Annual Report to Shareholders for 2008 is enclosed for the review of all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

The Fund’s principal offices are located at 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

PURPOSES OF THE MEETING

At the Annual Meeting, Shareholders will consider and vote upon the following matters:

(1)	To elect one (1) Class Two Director of the Fund, to hold office for a term of three (3) years or until his successor is elected and qualified;

(2)	To ratify the appointment by the Fund’s Board of Directors of KBA Group LLP as the auditor of the Fund for the fiscal year ending December 31, 2009;

(3)
To consider and vote upon a proposal to authorize the Board of Directors to withdraw the Fund’s election to be treated as a business development company pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a registered closed-end investment company;

(4)
To approve an amendment to the Fund’s Restated Articles of Incorporation in order to change the name of the Fund from Renaissance Capital Growth & Income Fund III, Inc. to RENN Global Entrepreneurs Fund, Inc. provided that the withdrawal of the Fund’s BDC Election is approved by the Fund’s shareholders; and

(5)	To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

The close of business on March 16, 2009 has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment.  At the close of business on the Record Date, the Fund had outstanding 4,463,967 shares of common stock and approximately 1,900 record holders.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum.  Abstentions will not be treated as shares present for quorum purposes.  Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting until a quorum is present.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

Each share of common stock of the Fund is entitled to one vote.  The common stock is the only class of securities of the Fund entitled to vote at the Annual Meeting.  A shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting.  There are no cumulative voting rights.  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Approval of the election of the Class Two Director.  The affirmative vote of a plurality of the shares present at the Annual Meeting is sufficient to elect the nominee for the Class Two Director.

Ratify the appointment by the Board of KBA Group LLP as the auditor of the Fund for the fiscal year ending December 31, 2009.  The affirmative vote of a majority of the shares present at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.  An abstention will have the effect of a vote against the ratification of the appointment of KBA Group LLP as the Fund’s independent auditor, and a Broker Non-Vote will not have any effect on the vote to ratify that appointment.

Approval of the withdrawal of the Fund’s election to be treated as a BDC pursuant to Section 54(c) of the 1940 Act, and to continue operations as a registered closed-end investment company.  The affirmative vote of 67% or more of the voting securities of the Fund present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or the affirmative vote of more than 50 percent of the outstanding voting securities of the Fund, whichever is less, is required to approve the withdrawal of the Fund’s election to be treated as a business development company pursuant to Section 54(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and to continue operations as a registered closed-end investment company.  Broker Non-Votes and abstentions will have the effect of a vote against this proposal.

Approval of an amendment to the Articles in order to change the name of the Fund..  The affirmative vote of at least a majority of the outstanding shares of the Fund is required to approve the amendment to the Fund’s Restated Articles of Incorporation to change the name of the Fund to RENN Global Entrepreneurs Fund, Inc.  Broker Non-Votes and abstentions will have the effect of a vote against this proposal.

Additional solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

Shareholders whose shares are registered in their own names may vote either via the Internet or by telephone.  Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card.  The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone.  A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Services online program, which provides eligible street name shareholders the opportunity to vote via the Internet or by telephone.  If your bank or brokerage firm is participating in that program, they will furnish you with a proxy card with instructions.  If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of December 31, 2008: (i) for all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each director of the Fund; and (iii) all executive officers and directors of the Fund as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly or Indirectly		Percent of Class
Russell Cleveland, Chairman, President, Chief Executive Officer and Director(1)	412,770	(2)	9.25%
Peter Collins, Director	2,502	(3)	0.05%
Charles C. Pierce, Jr., Director	2,250		0.05%
Ernest C. Hill, Director	0		0.00%
J. Philip McCormick, Director	3,500		0.08%
Other Officers	11,861		0.27%
All directors and officers of the Fund as a group (9 persons)	432,883		9.70%

(1)	“Interested person” as defined by the 1940 Act.

(2)	Consists of 33,502 shares owned by the Cleveland Family Limited Partnership, 335,468 shares owned by RENN Investment Limited Partnership, and 43,800 shares owned by RENN Capital Group, Inc.

(3)	Includes 130 shares owned by Hilary Collins, Mr. Collins’ spouse.

PROPOSAL ONE
Election of Class Two Director

One director, who is now serving on the Board of Directors, is proposed to be elected at the Annual Meeting.  Charles C. Pierce, Jr. has been nominated as the Class Two Director to serve for a term of three (3) years or until his successor is elected and qualified.  For information concerning Mr. Pierce, see “Information Concerning Directors” below.

Pursuant to the Fund’s Restated Articles of Incorporation and Bylaws, the Board of Directors consists of one or more directors, the number of which may be increased or decreased by resolution adopted by a majority of the Board, and is divided into three classes. Each class normally serves for a three-year term.

The term of office of the Class Two Director expires at this Annual Meeting of shareholders. The term of office of the Class Three Directors will expire at the Annual Meeting to be held in 2010.  The term of office of the Class One Directors will expire at the Annual Meeting to be held in 2011.

Because the Board is divided into classes, only those directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors requires two years (although under Texas law, procedures are available to remove directors even if they are not then standing for re-election and, under Securities and Exchange Commission (the “SEC”) regulations, procedures are available for including appropriate shareholder proposals in the annual proxy statement). Having a classified Board of Directors, which may be regarded as an “anti-takeover” provision, may make it more difficult for shareholders to change the majority of directors and thus have the effect of maintaining the continuity of management.

The nominee for the Class Two Director receiving the vote of a plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected as director.

Information Concerning Directors

Certain information concerning the Fund’s directors is set forth below:
Name, Address [1] and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships in Public Companies Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex[2] Overseen by Director	Dollar Range of Shares in Fund

Independent Directors:

Peter Collins Age 64
Director

Peter Collins has been a financial and management consultant to closely-held businesses for more than ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures and mergers and acquisitions. He has advised companies in many segments of industry (including manufacturing, distribution, service, agriculture, construction and multimedia) and in all stages of development (from start-up to bankruptcy). Mr. Collins was educated in England, where he received a B.Sc. in Civil Engineering from Liverpool University and an M.Sc. in Business Administration from The City University, London.
		Class One Director since 1994. Term expires at the annual meeting held in 2011.	1	$10,001 to $50,000

J. Philip McCormick Age 67	Director Mr. McCormick is a senior adviser to Stonehenge Growth Capital and a director of Quest Energy Partners, L.P. He was Executive Vice President and Chief Financial Officer of Highway Master Communication, Inc. from 1997 to 1998, Senior Vice President in various capacities at divisions or subsidiaries of Enserch Corporation from 1991 to 1997, Audit Partner, member of senior management and member of the Board of Directors of KPMG and KMG Main Hurdman from 1973 to 1991.	Class One Director since 2006. Term expires at the annual meeting held in 2011.	1	$10,001 to $50,000

______________________

1  The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75026.
2  The term “Fund Complex” means all funds which share a common Investment Adviser.

Name, Address[3] and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships in Public Companies Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund

Independent Directors:

Charles C. Pierce, Jr. Age 74	Director Charles C. Pierce, Jr. has worked in the securities industry for 42 years. Mr. Pierce is a Retired Vice Chairman of Dain Rauscher, Inc. and a private investor; Former President on the Texas Stock and Bond Dealers Association; Former Chairman of the South Central District of the Securities Industry Association covering Texas, Oklahoma, New Mexico, Kansas and Colorado.	Class Two Director since 2002. Term expires at this Annual Meeting.	1	$0 to $10,001

Ernest C. Hill Age 68	Director Ernest C. Hill has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill’s prior experience includes service as Assistant Professor of Finance, Southern Methodist University and Associate Director of the Southwestern Graduate School of Banking.	Class Three Director since 1994. Term expires at the annual meeting held in 2010.	1	$0

____________________________
3  The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75026.

Name, Address [4] and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships in Public Companies Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund

Interested Director:

Russell Cleveland[5] Age 70
President, Chief Executive Officer and Director

He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland is also the President, Chief Executive Officer, sole Director, and the majority stockholder of RENN Group, the Investment Adviser to the Fund. RENN Group is also the Investment Manager of Renaissance US Growth Investment Trust PLC (“RUSGIT”), and the Investment Adviser to Global Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange, Premier RENN Entrepreneurial Fund Limited, an open-end investment company registered with limited liability in Guernsey, and Premier China Opportunities Fund Limited, an open-end collective Class B investment scheme under §235 of the UK Financial Services and Markets Act 2000, with A shares listed on the Channel Islands Stock Exchange. Mr. Cleveland also serves on the Boards of Directors of RUSGIT and the following portfolio companies: CaminoSoft Corp., Integrated Security Systems, Inc., BPO Management Services, Inc., and Access Plans USA, Inc.  Mr. Cleveland also serves on the Board of Directors of the following non-portfolio company:  Cover-All Technologies, Inc.
		Class Three Director since 1994. Term expires at the annual meeting held in 2010.	5	over $100,000

_________________________
4  The address of such person is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75026.
5  Mr. Cleveland is also President and CEO of RENN Capital Group, Inc.

Committees and Meetings

The Board of Directors held 22 meetings or executed consent actions in lieu of meetings during 2008, and each director attended or executed at least seventy-five per cent (75%) of these meetings and consent actions.  The Board has established an Audit Committee and a Nominating and Corporate Governance Committee.  In 2008, the Audit Committee held 5 meetings and the Nominating and Corporate Governance Committee held 4 meetings.  Each director attended or executed at least 75% of these meetings or consent actions.

The Audit Committee

During 2008, the Audit Committee consisted of Ernest C. Hill (Chairman), Charles C. Pierce, Jr., Peter Collins and J. Philip McCormick.  The Board of Directors has determined that J. Philip McCormick satisfies the standard for “audit committee financial expert” within the meaning of the rules of the SEC.  The SEC rules provide that audit committee financial experts do not have any additional duties, obligations or liabilities and are not considered experts under the U.S. Securities Act of 1933.  The Audit Committee is comprised entirely of independent directors.  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

·
Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

·	Review the scope of their audit services and the annual results of their audits;

·	Monitor the independence and performance of the Fund’s independent auditors;

·	Oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

·	Review the reports and recommendations of the Fund’s independent auditors;

·	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

·	Address any matters between the Fund and its independent auditors regarding financial reporting.

The Fund’s Board of Directors has adopted a written charter for the Audit Committee, which is attached as Exhibit A to this Proxy Statement.

The Fund’s independent auditors must report directly to the Audit Committee.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as directors. The Nominating and Corporate Governance Committee is comprised of three directors, all of whom meet the independence and experience requirements of the American Stock Exchange Company Guide Section 803A, Rule 10A-3 under the Securities Exchange Act of 1934 and NASD Rule 4200(a)(15). Its members are Charles C. Pierce, Jr. (Chairman), Ernest C. Hill and Peter Collins.

The Fund’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is attached as Exhibit B to this Proxy Statement.  A current copy of the Nominating and Corporate Governance Committee’s charter is not available at the Fund’s website.

The Committee considers and recommends nominees for election as directors of the Fund.  Shareholders wishing to recommend qualified candidates for consideration by the Fund may do so by writing to the Secretary of the Fund at the address shown in the Notice providing the candidate’s name, biographical data and qualifications. In its assessment of each potential candidate, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine.  The Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities.  At the direction of the Board, the Committee also considers various corporate governance policies and procedures.

Director Compensation

Directors who are not employees of either the Fund or RENN Group receive a monthly fee of $2,000 ($3,000 per month for the Chairman of the Audit Committee), plus $750 and out-of-pocket expenses for each quarterly valuation meeting attended.  The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered “interested persons” of the Fund.  The aggregate compensation for the period from January 1 to December 31, 2008 that the Fund paid each director standing for election, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which RENN Group provided investment advisory services, or collectively, the Fund Complex, is set forth below:

Name of Director	Aggregate 2008 Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2008 Compensation from Fund and Fund Complex Paid to Directors
Russell Cleveland(1)	$0	$0	$0	$0
Peter Collins	$27,000	$0	$0	$27,000
Ernest C. Hill	$39,000	$0	$0	$39,000
Charles C. Pierce, Jr.	$27,000	$0	$0	$27,000
J. Philip McCormick	$26,250	$0	$0	$26,250
__________________________
(1)	Mr. Cleveland is President and Chief Executive Officer of RENN Group and a 5% beneficial owner of the Fund.

Executive Compensation and Options

Officers of the Fund receive no compensation from the Fund.  The Fund has never issued options or warrants to officers or directors of the Fund.  As a result, the Fund does not have a compensation committee.  No executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board was or is an executive officer.

No Dissenter’s Rights

The Texas Business Corporation Act does not grant shareholders of a Texas corporation dissenter’s rights with respect to the election of directors.

The Board recommends that the shareholders vote for the election of the nominee for the Class Two Director.

PROPOSAL TWO
Ratification of Appointment of Auditor

The Board of Directors has selected KBA Group LLP to audit the Fund for the fiscal year ending December 31, 2009.  Their selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act.  A representative of KBA Group LLP is expected to attend the Annual Meeting.  The KBA Group LLP representative will respond to appropriate questions from shareholders and will be given the opportunity to make a statement, should the representative desire to do so.

The following table presents fees paid by the Fund for professional services rendered by KBA Group LLP for the fiscal years ended December 31, 2007 and 2008.

Fee Category	Fiscal 2007 Fees	Fiscal 2008 Fees

Audit Fees	$148,575	$136,850
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$148,575	$136,850

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements and review of the Fund’s quarterly financial statements.  No non-audit fees were paid to the independent audit firm of KBA Group LLP.

No Other Fees were paid by the Fund to KBA Group LLP for the fiscal years ended December 31, 2008 or 2007.

The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund.  No Audit-Related Fees, Tax Fees or Other Fees were pre-approved by the Audit Committee for the fiscal years ended December 31, 2008 or 2007.

The affirmative role of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

No Dissenter’s Rights

The Texas Business Corporation Act does not grant shareholders of a Texas corporation dissenter’s rights with respect to the ratification of the appointment of independent auditors.

The Board recommends that the shareholders vote for the ratification of the appointment of KBA Group LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2009.

PROPOSAL THREE
Withdrawal of the Fund’s election to be treated as a BDC pursuant to Section 54(c) of the
1940 Act, and to continue operations as a registered closed−end management investment company

The Conversion

On March 14, 1994, the Fund filed an election to become a business development company (a “BDC”).  The Fund elected BDC status intending to make investments into developing businesses, investing primarily in privately placed convertible securities and equity securities of emerging growth companies.  The Fund generally expected that it would provide managerial assistance to such companies.  At the time of its election, the Fund believed that its operating model was best effected through the BDC structure.   As a BDC, the Fund has been subject to certain provisions of the 1940 Act, including certain provisions applicable only to BDCs, and it is excepted from other provisions of the 1940 Act applicable to registered closed-end management investment companies.  BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions involving affiliates and other matters than registered closed-end investment companies.  Nevertheless, as a BDC, the Fund remains subject to significant regulation of its activities, most notably, greater restrictions on permitted types of investments than registered closed-end management investment companies generally.  As a BDC, the Fund generally must invest at least 70% of its total assets in “eligible portfolio companies” and certain other qualifying assets as defined in the 1940 Act.

In consideration of the planned future operations of the Fund, the Board has evaluated and discussed the feasibility of the Fund’s continuing as a BDC.  The Board believes that given the nature of the Fund’s business and increasing focus on investment in U.S.- listed international companies, the regulatory regime governing BDCs is no longer appropriate and will hinder the Fund’s future growth.

From time to time in recent years, the Fund has been presented with attractive opportunities to invest in companies operating internationally.  However, as a BDC, the Fund generally must invest at least 70% of its total assets in “eligible portfolio companies” – which do not include companies who are not domiciled in the U.S. or do not have their principal place of business here—and certain other qualifying assets as defined in the 1940 Act.  Thus, in many cases the regulatory regime under which the Fund now operates has prevented the Fund from taking advantage of what RENN Group believes to be attractive investment opportunities.  As a result, throughout 2008, the Board has discussed and evaluated the impact on the Fund of the regulatory regime governing BDCs under the 1940 Act and the limitations on the Fund’s investments, and determined that it would be in the best interests of the Fund and its shareholders to withdraw the Fund’s BDC election and convert the Fund into a registered closed-end management investment company in order to permit the Fund to invest more broadly in U.S.- listed international companies (the “Conversion”).

The Board noted that the Conversion would decrease the management fees paid by the Fund because the incentive fee permitted to be charged to the Fund as a BDC would not be permitted after the Conversion and thus would no longer be assessed.  There will be no increase, either direct or indirect, in the base management fee, which is calculated each quarter as 0.4375% of the Fund’s net assets as of the end of the quarter.  As the change to the management fee—the elimination of the incentive fee—results in a lower fee to the Fund, that change does not require Shareholder approval.  This change in the management fee was not a significant factor in the Board’s decision to withdraw the Fund’s election to be treated as a BDC.  The Conversion is not anticipated to result in a change in the way the Fund values its assets nor is it expected to have any material impact on the Fund’s current assets.  The Board is not aware of any material increase in expenses that will result from the Conversion.

After consideration of the factors described above, on December 30, 2008, the Board unanimously approved a formal proposal to recommend to the shareholders that the Board be authorized to withdraw the Fund’s election to be treated as a BDC and continue operations as a registered closed-end management investment company subject to other registration requirements under the 1940 Act.

The Fund has undertaken several steps in anticipation of meeting the requirements for withdrawal of its election to be treated as a BDC, including: (1) consulting with outside counsel as to the requirements for withdrawing its election as a BDC and continuing operations as a registered closed-end management investment company; and (2) preparing for registration and operation as a closed-end investment company.

If shareholders approve this proposal to permit the Fund to withdraw its BDC election, the withdrawal will become effective upon receipt by the SEC of the Fund’s notice of withdrawal on Form N-54C.  The Fund will file a notification of registration under the 1940 Act on Form N-8A with the SEC to register as a closed-end investment management company on the same day that it files the Form N-54C.  The Fund intends to file a registration statement under the 1940 Act on Form N-2 within three months thereafter.

Impact of Conversion on Regulatory Requirements

After its Conversion to a registered closed-end investment management company, the Fund will be subject to regulatory requirements that are different from those to which it was subject as a BDC.  In particular, after the Conversion the filings would be made on Forms N-CSR, N-SAR and N-Q in lieu of the Forms 10-K and 10-Q.  Shareholders will only receive full financial information of the Fund on the semi-annual and annual N-SARs.  For the interim quarter periods, the Forms N-Q will only set forth information about portfolio holdings, without other financial information.  In addition:

▪	The Fund will no longer be required to file reports of current material events on Form 8-K or any other similar form.

▪
The Fund, as a registered closed-end investment management company, will be subject to stricter compliance requirements with regard to principal and joint transactions with its affiliates under the 1940 Act, and will be limited in its ability to continue to co-invest in negotiated transactions such as private placements with an affiliated investment fund unless and until the Fund obtains an amendment to its existing co-investment exemptive order previously obtained from the SEC, pursuant to which it has historically engaged in such co-investment transactions.

▪
The Fund will no longer be:  (1) subject to the requirement that it maintain a ratio of assets to senior securities of at least 200% and instead will be required to maintain a ratio of assets to senior securities of at least 300%;  (2) required to ensure that a majority of the directors are persons who are not “interested persons” of the Fund or its investment adviser as that term is defined in Section 2(a)(19) of the 1940 Act (however, the Fund intends to maintain a board having a majority of its  members who are not “interested persons”); and  (3) subject to the other provisions and protections set forth in Sections 55 through 64 of the 1940 Act and the rules and regulations promulgated thereunder, but will be subject to the rest of the provisions and protections set forth in the 1940 Act applicable to closed-end funds.

▪
The Fund will be required to adopt and observe fundamental policies as required under Sections 8 and 13 of the 1940 Act.  These fundamental policies—listed below—cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which for these purposes means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund.  A recital of the Fund’s policies in respect of the following types of activities is set forth below:

(1)
The Fund intends to borrow money under limited circumstances, as permitted by the 1940 Act, the rules thereunder and any interpretations or exemptions from the 1940 Act.  As an operating policy, which may be changed without a vote of shareholders, the Fund may borrow up to 33% of the Fund’s net asset value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or may borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities;

(2)
The Fund intends to limits its issuance of senior securities, as defined in the 1940 Act, to the borrowings permitted by investment restriction (1) above.  The 1940 Act currently defines a “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3)
The Fund reserves the freedom of action to engage in the purchase of securities on margin in accordance with the 1940 Act. However, the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.  At present the Fund has no margin balances;

(4)
The Fund will not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment;

(5)
The Fund reserves the freedom of action to engage in the making of loans to other persons, including by (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, or (c) lending its portfolio securities;

(6)
The Fund will not generally purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

(7)
The Fund will not generally purchase or sell physical commodities or contracts for thepurchase or sale of physical commodities. Physical commodities do not include futurescontracts with respect to securities, securities indices, currencies, interest or otherfinancial instruments. The Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodities contracts.

(8)
The Fund will be classified as non-diversified, as such classification is defined by Section 5 of the 1940 Act.  As a non-diversified company, the Fund is not required to invest in a particular number of issuers and the net asset value of the Fund will be subject to greater fluctuation.  Further, the Fund will not concentrate its investments in any particular industry or group of industries.  For the purposes of its classification, the Fund deems an investment of 25% or more of its assets in any particular industry or group of industries as a concentration in that industry or group of industries.

The Fund believes that adherence to these fundamental policies will not cause any material change in the Fund’s operations or expose the Fund to materially greater investment risks.

The Fund does not have a basis to believe that the Conversion will have an impact on the market price of the Fund’s securities, including the discount to its net asset value at which its securities trade.  However, there can be no assurance that the Conversion will not have an impact on such value.  Generally with regard to leverage techniques, the Fund will cover in accordance with SEC guidelines.

Timing

If shareholders approve the proposal to authorize the Board to withdraw the Fund’s election to be regulated as a BDC, the Board will file a Form N-54C to effect the withdrawal as soon as practicable thereafter.

No Dissenter’s Rights

The Texas Corporation Business Act does not grant shareholders of a Texas corporation dissenter’s rights with respect to authorization to withdraw the election to be treated as a business development company pursuant to Section 54(c) under the 1940 Act and to continue operations as a registered closed-end management investment company.

Interest of Certain Persons in Matters to be Acted Upon

Except in their capacity as shareholders (which interest does not differ from that of the common shareholder), none of the Fund’s officers, directors or any of their respective affiliates has any interest in the withdrawal of the Fund’s election to be regulated as a BDC.

The Board, including the independent directors, unanimously recommends that the shareholders vote to authorize the Board to withdraw the Fund’s election to be treated as a business development company pursuant to Section 54(c) under the 1940 Act and to continue operations as a registered closed-end management investment company.

PROPOSAL FOUR
Amendment to the Articles

           Currently, Article One of the Fund’s Restated Articles of Incorporation (the “Articles”) states that the name of the Fund is Renaissance Capital Growth & Income Fund III, Inc.  On December 30, 2008, the Board unanimously approved a formal proposal to recommend to the shareholders that the shareholders adopt an amendment to the Articles to change the Fund’s name to RENN Global Entrepreneurs Fund, Inc.

           If the shareholders approve the withdrawal of the BDC Election and amendment to the Articles, then the Board will amend the Articles to change the Fund’s name to RENN Global Entrepreneurs Fund, Inc. as soon as practicable by filing Articles of Amendment to the Articles with the Secretary of State of the State of Texas.  If the shareholders fail to approve either (i) the withdrawal of the BDC Election or (ii) the amendment to the Articles, the existing Articles will continue in effect, and the Fund’s name will remain the same.

Reasons For and Effect of the Amendment

           The sole purpose of the amendment to the Articles is to change the Fund’s name to more properly reflect the intended nature of the Fund’s business and the Fund’s increasing focus on investment in international companies.  The amendment will have no effect on the Fund other than to change its name.

No Dissenter’s Rights

           The Texas Business Corporation Act does not grant shareholders of a Texas corporation dissenter’s rights with respect to the amendment to the Articles.

Amendment

           If the amendment is approved, the Articles will be amended by deleting Article One in its entirety and inserting in its place the following:

“ARTICLE ONE

The name of the corporation (hereinafter called the “Corporation”) is RENN Global Entrepreneurs Fund, Inc.”

The Board, including the independent directors, unanimously recommends that the shareholders vote to authorize the amendment to the Articles.

INFORMATION ABOUT THE FUND’S OFFICERS AND THE INVESTMENT ADVISOR

Officers

Set forth below is certain information regarding the officers of RENN Group, the Fund’s investment adviser:

Russell Cleveland, age 70, has served as Chairman of the Board, President, Chief Executive Officer, and a Class Three director of the Fund since 1994. He has also served as the President, Chief Executive Officer, sole Director, and the majority stockholder of RENN Group since 1994. He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland also serves on the Boards of Directors of Renaissance US Growth Investment Trust PLC, BPO Management Services, Inc., CaminoSoft Corp., Cover-All Technologies, Inc., Integrated Security Systems, Inc., and Access Plans USA, Inc.

Barbe Butschek, age 54, has served as the Secretary and Treasurer of the Fund since 1994.  She currently serves as Senior Vice-President, Secretary and Treasurer of RENN Group, has served RENN Group with responsibilities for financial reporting and various other duties since 1977, and has been the minority shareholder of RENN Group since 1991.

Robert C. Pearson, age 73, has served as Vice President of the Fund since April 1997. He joined RENN Group in April 1997 and is Senior Vice-President - Investments. Mr. Pearson brought more than thirty years of experience to RENN Group’s corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with more than $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice-President - Controller and Vice-President - Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of eOriginal, Inc., CaminoSoft Corp., Vertical Branding, Inc. and Aurasound Inc.

Scott E. Douglass, age 50, has served as a Vice President of the Fund since November 2004. He has worked for three sell-side firms in the roles of institutional sales and investment banking. Prior to that he was a commercial loan officer for the First National Bank of Boston and Fleet Financial Group which are now part of Bank of America. He holds a Masters Degree in Business Administration from the Olin Graduate School of Business at Babson College.

Z. Eric Stephens, age 40, has served as a Vice President of RENN Group since January 2006 and a Vice President of the Fund since August 2006. His responsibilities with RENN Group include due diligence, portfolio monitoring and portfolio selection. Previously, Mr. Stephens was a director with CBIZ Valuation Group, a national valuation consulting firm. While with CBIZ, he valued public and private companies, performed purchase price allocations and goodwill impairment tests, wrote fairness opinions and solvency opinions and acted as an expert witness. Prior to working for CBIZ, Mr. Stephens was a staff accountant with the U.S. Securities and Exchange Commission. While with the SEC, he conducted on-site examinations of investment companies and investment advisers. Mr. Stephens has a BA in economics and finance from Southwestern Oklahoma State University and an MBA from Texas A&M University and is a Chartered Financial Analyst.

RENN Group

RENN Group provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Fund and RENN Group. RENN Group is also the Investment Adviser of Global Special Opportunities Trust PLC and Renaissance US Growth Investment Trust, PLC, investment trusts listed on the London Stock Exchange.  RENN Group is also the Investment Adviser to Premier RENN Entrepreneurial Fund Limited, a Guernsey open-end investment company, and Investment Manager of a portion of the Premier China Opportunities Fund Limited, also a Guernsey open-end investment company.

RENN Group is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is subject to the reporting and other requirements of the Advisers Act. RENN Group and its officers and employees devote such time to the Fund’s business as is necessary for the conduct of its operations. The Advisory Agreement is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors. Pursuant to the Advisory Agreement, RENN Group is entitled to receive a management fee from the Fund equal to 0.4375% of the Funds’ assets, as determined at the end of each quarter with each payment due on the last day of the calendar quarter. In addition, pursuant to the Advisory Agreement, RENN Group is currently entitled to receive an annual incentive fee equal to 20% of the Fund’s cumulative realized capital gains in excess of cumulative realized capital losses of the Fund after allowance for any unrealized capital depreciation on the portfolio investments of the Fund at the end of the year of calculation, less cumulative incentive fees previously accrued. The incentive fee is calculated and paid on an annual basis.

In 2008, the Fund incurred $455,005 as its management fee to RENN Group. The Fund also received $47,136 in director’s fees from portfolio companies with respect to Mr. Cleveland’s and Mr. Pearson’s services as a director. Neither RENN Group nor its affiliates are prohibited from engaging in activities outside the Fund’s business. Officers and employees of RENN Group are compensated solely by RENN Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the common stock of RENN Group. The sole director of RENN Group is Russell Cleveland.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Advisory Agreement, RENN Group serves as Investment Adviser to the Fund, subject to the supervision of the Board of Directors. Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board of Directors subject to the Board determination, upon which the management fee and incentive fee paid to RENN Group are based in part.  The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the SEC. In addition, from time to time, the Board of Directors reviews the valuation policies to determine their appropriateness.

RENN Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the 1940 Act.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of four directors, all of whom meet the independence and experience requirements of the American Stock Exchange Company Guide Section 803A and Rule 10A-3 under the Securities Exchange Act of 1934.  The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2008 with the Fund’s management.  The Audit Committee has discussed with KBA Group LLP, the Fund’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has received the written disclosures and the letter from KBA Group LLP required by Independence Standards Board Standard No. 1 and has discussed with KBA Group LLP its independence.  Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Ernest C. Hill, Chairman Peter Collins Charles C. Pierce, Jr. J. Philip McCormick

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.  The Fund believes that during the fiscal year ended December 31, 2008, all Section 16(a) filings relating to the Fund’s Common Stock applicable to its officers, directors and greater than 10% beneficial owners were timely filed.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund’s proxy statement for consideration at its Annual Meeting of shareholders by submitting proposals to the Fund in a timely manner.  To be included in the proxy statement for the Annual Meeting of Shareholders to be held in 2010, shareholder proposals must be received by the Fund by December 2, 2009 and must otherwise comply with the requirements of Rule 14a-8.  A shareholder may also submit a proposal for inclusion in next year’s proxy statement outside the processes of Rule 14a-8 if such proposal is submitted to the Fund on or prior to February 15, 2010.  Any Shareholder proposal should be sent to Corporate Secretary, 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857.

OTHER BUSINESS

Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies in their discretion and as they deem appropriate.

The Annual Report on Form 10-K for the year ended December 31, 2008 has been filed with the SEC.  If you would like a copy of the report, please check the appropriate box on the proxy card and enclose the card in the self-addressed, postage-paid envelope. A copy of the report will be forwarded to you free of charge by first class mail.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Generally, shareholders who have questions or concerns regarding the Fund should contact the Investor Relations Department at (214) 891-8294.  However, shareholders may communicate with the Board by sending a letter to Board of Directors of the Fund, c/o Corporate Secretary, 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857.  All communications must contain a clear notation indicating that it is a “Shareholder--Board Communication” or a “Shareholder--Director Communication” and must identify the author as a Shareholder.  The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed.  The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, does not reasonably relate to the Fund or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

You are cordially invited to attend the Annual Meeting of Shareholders in person.  Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ BARBE BUTSCHEK

Barbe Butschek, Secretary

Dallas, Texas
March 27, 2009

Important: Please return the proxy promptly.  Shareholders who do not expect to attend the Annual Meeting and wish their shares of common stock to be voted should date, sign and return the accompanying proxy card in the enclosed, postage-paid envelope.  Telephone and on-line voting are also available.  Please refer to the proxy card for details.

Exhibit A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

• Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

• Review the scope of their audit services and the annual results of their audits;

• Monitor the independence and performance of the Fund’s independent auditors;

• Oversee the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

• Review the reports and recommendations of the Fund’s independent auditors;

• Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

• Resolve any disagreements between management of the Fund and its independent auditors regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors meeting the independence and other requirements of the Nasdaq National Market and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended. All members of the Committee shall

• Not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and

• have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements and cash flow statement.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet from time to time as it shall determine. The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

Audit Committee Responsibilities and Duties

In addition to fulfilling the purposes described above, the Audit Committee shall have the following specific responsibilities and duties:

Review Procedures

1.	Review and assess the adequacy of this Charter annually.

2.	Submit the Charter to the Board of Directors for approval and have the document filed at least every three years in accordance with SEC regulations.

3.	Review the Fund’s annual audited financial statements prior to filing or distribution with management and independent auditors.

4.
Review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

Independent Auditors

1.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors.

2.	Approve the fees and other compensation to be paid to the independent auditors.

3.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor’s independence.

4.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

5.	Consider the independent auditor’s judgments about the quality and appropriateness of the Fund’s accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities

1.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Fund’s annual proxy statement.

2.
Establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters.

3.	Perform any other activities consistent with this Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

4.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Exhibit B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) is as follows:

•	Consider qualified candidates to serve as Board members;

•	Consider and nominate nominees for election as Board members; and

•	At the direction of the Board of Directors, consider various corporate governance policies and procedures.

Committee Membership

The Nominating and Corporate Governance Committee shall consist of at least three members, one of whom shall serve as the chairperson of the Committee. The members of the Nominating and Corporate Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers (“NASD”) Rule 4200.

The members of the Nominating and Corporate Governance Committee and the chairperson of the Nominating and Corporate Governance Committee shall be appointed annually by the Board. The Board from time to time may remove members of the Nominating and Corporate Governance Committee and fill any resulting vacancy.

Meetings

The Nominating and Corporate Governance Committee shall hold at least two meetings per year and such additional meetings as the Nominating and Corporate Governance Committee or its chairperson shall determine.

Committee Duties and Powers

To carry out its purpose, the Nominating and Corporate Governance Committee shall have the following duties and powers:

Identification of Potential Board Members and Nominating Criteria. The Nominating and Corporate Governance Committee shall seek and identify individuals qualified to become members of the Board, consistent with its nominating criteria. Such nominating criteria shall include the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine, as well as the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities as a director.

Nomination of Director Nominees. The Nominating and Corporate Governance Committee shall consider and nominate nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board. The Nominating and Corporate Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, to ensure the Company’s on-going compliance with the independence and other standards set by the NASD.

Corporate Governance. The Nominating and Corporate Governance Committee shall, at the direction of the Board, consider various corporate governance policies and procedures.

Reports to the Board. The Nominating and Corporate Governance Committee shall make regular reports to the Board.

Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee shall review and assess this charter and recommend any proposed changes to the Board for approval.

Other Duties. The Nominating and Corporate Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 15, 2009

The undersigned stockholder of Renaissance Capital Growth & Income Fund III, Inc. (the “Fund”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Fund and hereby appoints Russell Cleveland and Barbe Butschek, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, on Friday, May 15, 2009, at 8:00 a.m., local time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, 3 and 4.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
MAY 15, 2009

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records, to create an electronic voting instruction form, and to cast your vote.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by the Fund in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-776-9437

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4.

1. To elect Charles C. Pierce, Jr. as Class Two Director of the Fund, to hold office for a term of three (3) years or until his successor is elected and qualified;	FOR ☐	AGAINST ☐	WITHHOLD AUTHORITY to vote for such nominee ☐

2. To ratify the appointment by the Fund’s board of directors of KBA Group LLP as the auditor of the Fund for the fiscal year ending December 31, 2009;	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.  To consider and vote upon a proposal to authorize the board of directors of the Fund to withdraw the Fund’s election to be treated as a business development company pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a registered closed-end investment company; and
	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.  To approve an amendment to the Fund’s Restated Articles of Incorporation to change the name of the Fund from Renaissance Capital Growth & Income Fund III, Inc. to RENN Global Entrepreneurs Fund, Inc.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided.  For joint accounts, each joint owner must sign.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.  If the holder is a corporation or partnership, please fill in the full corporate or partnership name and your title of authority for such corporation or partnership.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY

You can view the Annual Report and Proxy Statement on the Internet at www.rencapital.com.